Subsequent event	9 Months Ended
Jun. 30, 2026
Subsequent event
Subsequent events

20. Subsequent event

Subsequent to the reporting period, on July 14, 2026, the Company entered into a commercial agreement and warrant transaction with Amazon.com, Inc. Under the agreement, Amazon received warrants to purchase up to 13,880,345 common shares of the Company at an exercise price of US$8.5650 per share, based on the five-day volume-weighted average trading price immediately preceding the agreement date. Of the total warrants issued, 5,545,880 warrants vested immediately upon execution of the commercial arrangements.

The remaining 8,334,465 warrants vest proportionately based on future purchases by Amazon, with the warrants becoming fully vested upon Amazon achieving cumulative purchases of US$280 million. The warrants expire on July 14, 2036, and are subject to customary adjustments and applicable regulatory and stock-exchange approvals.